EXHIBIT 10.1




          DATED                         8 DECEMBER (handwritten)       1994


                     (1) SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED

                      (2) ALEXANDER STENHOUSE & PARTNERS LIMITED

                             (3) S.D. SECURITIES LIMITED

                 ____________________________________________________

                               SUPPLEMENTAL TRUST DEED

                      (providing for settlement (inter alia) of
                                    Loan Note Debt
                                         and
                                   Adjustment Debt)

                 ____________________________________________________























































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          THIS DEED is made the           8 December (handwritten)          1994



          BETWEEN:
          -------


          (1)  SPHERE DRAKE ACQUISITIONS (U.K.) LIMITED incorporated in
               ----------------------------------------
               England (No. 2136565) whose registered office is at 52 Leadenhall Street, London EC3A 2JB

          (2)  ALEXANDER STENHOUSE & PARTNERS LIMITED incorporated in
               --------------------------------------
               Scotland whose registered office is at 145 St. Vincent Street, Glasgow, Scotland

          (3)  S.D. SECURITIES LIMITED incorporated in Guernsey whose
               -----------------------
               registered office is at 7 New Street, St. Peter's Port,
               Guernsey


          RECITALS
          --------

          A.   Expressions defined in or by reference to clause 1
               ("Definitions and Interpretations") will bear the same meaning when used in these Recitals.

          B.   S.D. Securities holds upon the trusts of the Security Trust
               Deed:

               (a) the Adjustment Rights of SDA under the Share Purchase Agreement;

               (b)  the Senior Note and the Junior Note.

          C. AS&P is beneficially entitled to the Loan Note Debt subject to the provisions of Schedule 1 of the Security Trust Deed.











































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                                          2

          D. SDA is beneficially entitled to the Adjustment Rights subject to the provisions of Schedule 1 of the Security Trust Deed.

          E. SDA is entitled to prepay the Notes in accordance with their terms.

          F. This Deed provides for (i) determination of the Adjustment Debt (ii) the Notes and the Adjustment Debt to be discharged at Completion subject to abatement for early payment and
               (iii) the discharge of the obligations of S.D. Securities as Trustee.


          NOW IT IS AGREED as follows:
          ----------------

          I.   DEFINITIONS AND INTERPRETATION
               ------------------------------

          1.1  In this Deed unless the context otherwise requires:

               (a)  "AS&P"                   means Alexander Stenhouse &
                                             Partners Limited

                    "Cash Sum"               means B.P.7,031,450

                    "Completion"             means the date of this Deed

                    "SDA"                    means Sphere Drake
                                             Acquisitions (U.K.) Limited

                    "SD Securities"               means S.D. Securities
                                                  Limited

                    the "Security Trust Deed"     means the Deed made in
                                                  Guernsey on 30th December
                                                  1987 between SDA and SD
                                                  Securities

               (b) words and expressions defined in the Security Trust Deed will bear the same meaning including without limitation:

                         "the Adjustment Debt"
                         "the Adjustment Rights"
                         "Adjustment Schedules"
                         "the Assigned Rights"
                         "Final Adjustment Debt"
                         "Junior Note"
                         "Loan Note Debt"
                         "the Greater Debt"



























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                                          3


                         "the Lower Debt"
                         "the Net Amount"
                         "the Notes"
                         "Priority Creditor"
                         "Priority Debt"
                         "Senior Note"
                         "Trustee"
                         "the Trusts"

               (c) the term "Share Purchase Agreement" shall mean that agreement, as defined in the Security Trust Deed, as amended and currently in force.

               (d) the term "Reinsurance Recoverable" will bear the meaning ascribed in the Share Purchase Agreement.

          1.2 The provisions of clause 1(3) of the Security Trust Deed will apply mutatis mutandis to this Deed.

          2.   ADJUSTMENT RIGHTS: SETTLEMENT
               -----------------------------

          2.1 But for the provisions of this Deed, the monies owed by AS&P to the Trustee under the Adjustment Rights would fall to be ascertained by reference to Adjustment Schedules prepared as of the Final Adjustment Date, namely 31st December 1994, in accordance with the Share Purchase Agreement and to be settled at a closing following the date on which such Adjustment Schedules become final and binding.

          2.2 The parties do by this Deed agree by way of compromise and upon the terms and conditions of this Deed (which are not severable) that:

               (a) the Final Adjustment Debt shall be determined in accordance with paragraph (b) and discharged at Completion in accordance with clause 4;
               (b) The Adjustment Debt shall be determined in an amount of B.P.46,945,980 of which amount B.P.12,200,000 is agreed to be interest accrued pursuant to Section 7 of the Share Purchase Agreement and now to be paid by AS&P.

          2.3  Each of SDA and AS&P acknowledges:

               (a) that in agreeing to this compromise it relies on its own judgment of the amounts which might otherwise be payable under the Adjustment Rights and that:






























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                                          4


                    (i) it does not rely on any warranty, representation or undertaking, express or implied, on the part of the other, whenever made; and

                    (ii) it waives all duty of disclosure, express or
                         implied on the part of the other

                    to the intent that their agreement in this Deed shall be final and binding on both of them and neither shall have the right to avoid the same or make any further claim in respect of the Adjustment Rights on any grounds whatsoever; and

               (b) that the Trustee enters into this Deed at the request of both SDA and AS&P which each covenant with the Trustee not to challenge on any ground whatsoever the foregoing agreement or the fact that settlement at Completion pursuant to this Deed will fully discharge the Adjustment Rights and the obligations of the Trustee for collection of the Final Adjustment Debt.

          3.   SETTLEMENT: LOAN NOTES
               ----------------------

               3.1 The monies which would be owing by SDA under the Senior Note and the Junior Note at maturity would respectively be B.P.27,026,066 and B.P.30,436,289 payable on 30th June
                    1995 but SDA is entitled to prepay the same.

               3.2 The parties do by this Deed agree that the Senior Note and the Junior Note shall be pre-paid at Completion and shall in accordance with their terms be discounted for early payment so that the amounts required to be paid on that date are respectively B.P.25,534,832 and B.P.28,442,598 (in aggregates B.P.53,977,430) which payment will be in full settlement and discharge of the Loan
                    Notes Debt and all rights of the holder in respect of the Notes.

          4.   PROCEDURE
               ---------

          4.1  At Completion and pursuant to the Security Trust Deed:

               (a) the Final Adjustment Debt, being the Lower Debt, shall be treated for all purposes as if it had been paid to the Trustee and AS&P shall be released and discharged from such debt in full;

               (b) the Loan Note Debt, being the Greater Debt, shall be treated for all purposes as if it had been paid to the Trustees to the extent of the Lower Debt;


























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                                          5



               (c)  SDA shall pay the Cash Sum being the Net Amount.

          4.2 The Trustee hereby irrevocably directs SDA (and SDA hereby agrees) to pay the Cash Sum (the amount of which is the Net Amount) at Completion in readily available funds to, or to the written order of, AS&P and the Trustee and AS&P hereby agree that the written receipt of (Mr. John Stanton) as a director of AS&P shall be a complete discharge to SDA and the Trustee for the amount stated on that receipt.

          4.3 Upon payment being made under clause 4.2 of the full Cash Sum, the Trustee shall be fully discharged of the Trusts. SDA will deliver to the Trustee as soon as practicable a copy of the receipt for the Cash Sum.

          4.4 AS&P shall deliver to SDA a certificate under section 352 Income & Corporate Taxes Act 1988 showing the payment of a gross amount of interest of B.P.12,200,000, an amount of tax deducted therefrom equal to 25% of that gross amount and an actual amount of interest paid of B.P.9,150,000.

          5.   CURRENCY OF SETTLEMENT
               ----------------------

               The Net Amount is calculated in sterling. The parties agree that settlement of the Cash Sum by SDA to AS&P under this Deed will be made in the currency of the United States.

          6.   OTHER TERMS OF COMPROMISE
               -------------------------

          6.1  AS&P shall at Completion pay SDA the sum of B.P.880,000.

          6.2 AS&P hereby waives as a fundamental term of the compromise effected by this Deed:

               (i) all outstanding and further rights under Section 7 of the Share Purchase Agreement including without limitation all right to or interest in the Reinsurance Recoverables;

               (ii) all outstanding and further rights under section 8 of the Share Purchase Agreement.

               and agrees that the compromise effected by this Deed is in full and final settlement of all obligations and liabilities of SDA and Sphere Drake Holdings Public Limited Company under the contractual provisions described in Schedule 1.





























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                                          6




          6.3 SDA agrees that the compromise effected by this Deed is in full and final settlement of all obligations and liabilities of AS&P and Alexander & Alexander Services Inc. and Alexander & Alexander Europe plc (now entitled Alexander & Alexander Services UK plc) (handwritten) under the contractual provisions described in Schedule 2.

          6.4 The provisions of clause 2.3 which relates to the settlement by way of compromise of the Adjustment Rights and the Adjustment Debt will apply mutatis mutandis to the rights and obligations referred to in this clause 6.

          6.5 The provisions of the Share Purchase Agreement which are not expressly compromised and discharged by this Deed will continue in force.

          7.   GENERAL
               -------

          7.1 SDA and AS&P confirm that there is no Priority Creditor or Priority Debt.

          7.2 SDA and AS&P agree to procure that the Trustee be wound up following termination of the Trusts.

          7.2 AS&P and SDA will pay their own costs in connection with the preparation and execution of this Deed. Each will pay one-half the Trustee's costs including those incurred in connection with this Deed and the winding up of the Trustee.

          7.3 This Deed is supplemental both to the Security Trust Deed and the Share Purchase Agreement and those of their provisions as are applicable including as to notices will apply to this Deed (and in the event of conflict the provisions of the Security Trust Deed will prevail).

          7.4 This Deed may be executed in more than one part or counterparts and it is not necessary that any part be executed by all the parties provided that each has executed a part or counterpart.

          7.5  This Deed will be governed by the law of England.



          IN WITNESS whereof the parties have executed the documents as a Deed on the above date.




























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                                          7

                                      SCHEDULE 1
                                      ----------


          Section 7 and Section 8 of the Share Purchase Agreement


          Section 10.2 of the Share Purchase Agreement other than the provisions relating Section 4.19 of the Share Purchase Agreement. (handwritten)


          The Deed of Tax Indemnity dated 30th December 1987 and made between Alexander Stenhouse & Partners Limited, Sphere Drake Insurance Group PLC and Sphere Drake Acquisitions (U.K.) Limited



                                      SCHEDULE 2
                                      ----------


          The provisions referred to in Schedule 1 other than Section 10.2 of the Share Purchase Agreement. (handwritten)

          Section 10.1 of the Share Purchase Agreement other than the provisions of paragraph (iii) of Section 10.1.






          EXECUTED as a DEED by
          Sphere Drake Acquisitions (U.K.) Limited


          /s/ N.L. Cook                           /s/ P.K. Walsh
          -------------------------------------   -------------------------
          Director/Authorized Officer                             Secretary